Long-Term Debt - Credit Facilities And Senior Notes (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Long-Term Debt
Total debt	$ 420,642	$ 499,912
Less deferred financing fees	(1,058)	(2,879)
Total debt, net of deferred finance costs	419,584	497,033
Less current portion, net of deferred financing fees	(419,584)	(46,252)
Long-term debt, net of current portion and deferred financing fees		450,781
$675 Million Credit Facility | Fareastern Shipping Limited, Pegasus Shipholding S.A., Lance Shipping S.A., Seacrown Maritime Ltd., Navajo Marine Limited, Solana Holding Ltd
Long-Term Debt
$675 Million Credit Facility	$ 420,642	$ 499,912